SUNAMERICA FOCUSED SERIES, INC.
                               Focused Portfolios

      Supplement to the Prospectus and Statement of Additional Information
                             dated February 20, 2004


         Effective immediately, on page 42 of the Prospectus, under the heading "MORE INFORMATION ABOUT THE PORTFOLIOS" the column entitled "What other types of securities may the Portfolio normally invest in as part of efficient portfolio management and which may produce some income?" for the Focused Large-Cap Growth Portfolio is replaced with the following:

                o    Short-term investments
                o    Defensive instruments
                o    Special situations
                o    Options and futures

         In addition, on page 48 of the Prospectus, under the heading "PORTFOLIO MANAGEMENT" the paragraph entitled "Additional Information About the Advisers" is replaced in its entirety with the following paragraph:

                        SunAmerica,  as the Portfolios' investment manager, will
                initially allocate the assets of each Portfolio of SunAmerica Focused Series, Inc. equally among the Advisers. SunAmerica will also allocate new cash from share purchases and proceeds of redemption requests equally among the Advisers, unless SunAmerica determines that a different allocation of assets would be in the best interests of the Portfolio and its shareholders. SunAmerica intends to periodically review the asset allocation in each Portfolio to ensure that no portion of assets managed by an Adviser significantly differs from that portion managed by any other Adviser to the Portfolio. In the event such a significant differential exists, SunAmerica will determine whether to reallocate cash flows among the Advisers differently from the manner described above, in an effort to rebalance the Portfolios' assets. In some instances, the effect of the reallocation will be to shift assets from a better performing Adviser to a portion of the Portfolio with a relatively lower total return. In general, SunAmerica will not rebalance or reallocate the existing assets of a Portfolio among Advisers.

         In addition, the first paragraph on page B-61 of the Statement of Additional Information, under the heading "ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES" is replaced in its entirety with the following paragraph:

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                           Upon making an  investment  in shares of a Portfolio,
                  an open account will be established under which shares of such Portfolio and additional shares acquired through reinvestment
                  of  dividends  and   distributions   will  be  held  for  each
                  shareholder's account by the Transfer Agent. Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at
                  (800) 858-8850.

Dated:  October 6, 2004